Exhibit 99.5

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

INTELLECTUAL PROPERTY MATTERS AGREEMENT

BY AND BETWEEN

BAUSCH HEALTH COMPANIES INC.

AND

BAUSCH + LOMB CORPORATION

Dated as of March 30, 2022

TABLE OF CONTENTS

		Page
ARTICLE I

DEFINITIONS

Section 1.1	Certain Definitions	4
Section 1.2	Other Definitions	5

ARTICLE II

INTELLECTUAL PROPERTY LICENSES

Section 2.1	License to SpinCo Licensees of Parent Licensed Patents	6
Section 2.2	License to Parent Licensees of SpinCo Licensed Patents	6
Section 2.3	License to SpinCo Licensees of Parent Licensed Other IP	6
Section 2.4	License to Parent Licensees of SpinCo Licensed Other IP	6
Section 2.5	Rights of Subsidiaries	6
Section 2.6	Sublicensing	7
Section 2.7	No Other Rights; Retained Ownership	7
Section 2.8	Reservation of Rights	8

ARTICLE III

TRANSITIONAL TRADEMARK LICENSES

Section 3.1	License to Parent Licensees	8
Section 3.2	Rights of Subsidiaries	8
Section 3.3	No Sublicensing	8
Section 3.4	Quality Control	9
Section 3.5	Goodwill	10

ARTICLE IV

TRANSITIONAL DOMAIN NAME USE

Section 4.1	Domain Name Transition and Domain Name Redirect	10

ARTICLE V

ADDITIONAL TERMS

Section 5.1	Bankruptcy Rights	10
Section 5.2	Confidentiality	10

Exhibit A	Trademark Usage Guidelines

Schedule I	BHC Licensed Marks

INTELLECTUAL PROPERTY MATTERS AGREEMENT

This INTELLECTUAL PROPERTY MATTERS AGREEMENT, dated as of March 30, 2022 (this “Agreement”), is made by and between Bausch Health Companies Inc., a corporation continued under the laws of the Province of British Columbia, Canada (“Parent”), and Bausch + Lomb Corporation, a company incorporated under the laws of Canada (“SpinCo”). Parent and SpinCo are collectively referred to herein as the “Parties” and individually referred to herein as a “Party.” Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meaning set forth in the Master Separation Agreement, dated as of the date hereof, by and between Parent and SpinCo (as amended, modified or supplemented from time to time in accordance with its terms, the “Separation Agreement”).

R E C I T A L S

WHEREAS, SpinCo is presently a wholly owned subsidiary of Parent;

WHEREAS, pursuant to the Separation Agreement, Parent will offer and sell to the public Initial Common Shares in an initial public offering (the “IPO”), immediately following which offering and sale Parent will own 80.1% or more of the outstanding Initial Common Shares;

WHEREAS, Parent currently intends to, after the IPO, effect the Distribution;

WHEREAS, in order to facilitate and provide for an orderly transition under the Separation Agreement, Parent and its Subsidiaries (in such capacity, the “Parent Licensors”) wish to grant to SpinCo and its Subsidiaries (in such capacity, the “SpinCo Licensees”) licenses to certain Parent Licensed Patents and Parent Licensed Other IP (as defined below), and SpinCo and its Subsidiaries (in such capacity, the “SpinCo Licensors”) wish to grant to Parent and its Subsidiaries (in such capacity, the “Parent Licensees”), licenses to certain SpinCo Licensed Patents and SpinCo Licensed Other IP (as defined below), in each case, as and to the extent set forth herein;

WHEREAS, SpinCo Licensors wish to grant to Parent Licensees transitional licenses to certain BHC Licensed Marks (as defined below);

WHEREAS, Parent will continue to own the BHC Domains (as defined below) for a transitional period and, upon the expiration of the transitional period, Parent will transfer the BHC Domains to SpinCo; and

WHEREAS, the Separation Agreement requires execution and delivery of this Agreement by Parent and SpinCo at or prior to the Separation Time.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Agreement, Parent and SpinCo, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. The following capitalized terms used in this Agreement shall have the meanings set forth below:

(a) “BHC Domains” shall mean bauschhealth.com.

(b) “BHC Licensed Marks” shall mean the Trademarks listed on Schedule I.

(c) “Change of Control” shall mean, with respect to a Party, the occurrence after the Separation Date of any of the following: (a) a transaction whereby any Person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) would acquire, directly or indirectly, voting securities representing more than fifty percent (50%) of the total voting power of such Party; (b) a merger, consolidation, recapitalization or reorganization of such Party, unless securities representing more than fifty percent (50%) of the total voting power of the legal successor to such Party as a result of such merger, consolidation, recapitalization or reorganization are immediately thereafter beneficially owned, directly or indirectly, by the Persons who beneficially owned such Party’s outstanding voting securities immediately prior to such transaction; or (c) the sale of all or substantially all of the consolidated assets of such Party’s Group. For the avoidance of doubt, no transaction contemplated by the Separation Agreement shall be considered a Change of Control.

(d) “Domain Name Transition Period” shall commence on the Separation Time and terminate, with respect to each of the BHC Domains, upon the termination of the license to the corresponding Marks included in the BHC Domains under Section 3.1.

(e) “Licensee(s)” shall mean the Parent Licensees or the SpinCo Licensees, as applicable, in their capacities as the licensees or grantees of the rights or licenses granted to them by the SpinCo Licensors or the Parent Licensors, as applicable, pursuant to Article II and Article III.

(f) “Licensor(s)” shall mean the Parent Licensors or the SpinCo Licensors, as applicable, in their capacities as the licensors or grantors of any rights or licenses granted by them to the SpinCo Licensees or the Parent Licensees, as applicable, pursuant to Article II and Article III.

(g) “Majority Voting Power” shall mean a majority of the voting power in the election of directors of all outstanding voting securities of the Person in question.

(h) “Parent Licensed Other IP” shall mean the Parent Intellectual Property Rights (other than Patents, Marks and Internet Properties) that are embodied in or by any of the SpinCo Technology.

(i) “Parent Licensed Patents” means the Patents owned by Parent or members of its Group as of the Separation Time that, absent a license thereto of the scope granted under this Agreement, would be infringed by the operation of the SpinCo Business immediately following the Separation Time in the same manner as such SpinCo Business was operated immediately preceding the Separation Time. For the purposes of the foregoing determination, a Patent issued after the Separation Time on a Patent application owned by Parent or members of its Group as of the Separation Time, shall be deemed to have been issued immediately prior to the Separation Time.

(j) “Parent Product” shall mean products and services manufactured, sold, provided or distributed, as the case may be, by Parent or members of its Group.

(k) “Parent Technology” shall mean any and all Technology, including any know-how or knowledge of any employees of the Parent Business, used in or held for use in the operation of the Parent Business.

(l) “SpinCo Licensed Other IP” shall mean the SpinCo Intellectual Property Rights (other than Patents, Marks or Domain Names) that is embodied in or by any Retained Technology.

(m) “SpinCo Licensed Patents” means the Patents owned by SpinCo or members of its Group as of the Separation Time that, absent a license thereto of the scope granted under this Agreement, would be infringed by the operation of the Parent Business immediately following the Separation Time in the same manner as such Parent Business was operated immediately preceding the Separation Time. For the purposes of the foregoing determination, a Patent issued after the Separation Time on a Patent application owned by SpinCo or members of its Group as of the Separation Time, shall be deemed to have been issued immediately prior to the Separation Time.

Section 1.2 Other Definitions. The following capitalized terms used in this Agreement shall have the meanings set forth in the Sections set forth below.

Term	Section
Acquired Business	Section 8.3
Acquired Party	Section 8.3
Acquiring Party	Section 8.3
Agreement	Preamble
Bankruptcy Code	Section 5.1
IPO	Recitals
Parent	Preamble
Parent Licensees	Recitals
Parent Licensors	Recitals
Parties	Preamble
Party	Preamble
Separation Agreement	Preamble
SpinCo	Preamble
SpinCo Licensees	Recitals
SpinCo Licensors	Recitals

ARTICLE II

INTELLECTUAL PROPERTY LICENSES

Section 2.1 License to SpinCo Licensees of Parent Licensed Patents. Subject to the terms and conditions of this Agreement, Parent Licensors agree to grant, and hereby grant, to the SpinCo Licensees a non-exclusive, non-transferable (except as set forth in Section 8.3), non-sublicensable (except as set forth in Section 2.6), irrevocable (except as provided in Section 7.1), worldwide, fully paid, royalty-free license under the Parent Licensed Patents to make, have made, import, use, offer to sell, sell and otherwise provide any SpinCo Product, including to practice any method, process or procedure claimed in any of the Parent Licensed Patents, in each case, solely with respect to the operation of the SpinCo Business.

Section 2.2 License to Parent Licensees of SpinCo Licensed Patents. Subject to the terms and conditions of this Agreement, SpinCo Licensors agree to grant, and hereby grant, to the Parent Licensees a non-exclusive, non-transferable (except as set forth in Section 8.3), non-sublicensable (except as set forth in Section 2.6), irrevocable (except as provided in Section 7.1), worldwide, fully paid, royalty-free, license under the SpinCo Licensed Patents to make, have made, import, use, offer to sell, sell and otherwise provide any Parent Product, including to practice any method, process or procedure claimed in any of the Parent Licensed Patents, in each case, solely with respect to the operation of the Parent Business.

Section 2.3 License to SpinCo Licensees of Parent Licensed Other IP. Subject to the terms and conditions of this Agreement, Parent Licensors agree to grant, and hereby grant, to the SpinCo Licensees a non-exclusive, non-transferable (except as set forth in Section 8.3), non-sublicensable (except as set forth in Section 2.6), perpetual, irrevocable (except as provided in Section 7.1), worldwide, fully paid, royalty-free license under the Parent Licensed Other IP to use, reproduce, distribute, disclose, make, modify, improve, display and perform, create derivative works of, or otherwise exploit any SpinCo Technology in any field.

Section 2.4 License to Parent Licensees of SpinCo Licensed Other IP. Subject to the terms and conditions of this Agreement, SpinCo Licensors agree to grant, and hereby grant, to the Parent Licensees, and Parent Licensees hereby retain, a non-exclusive, non-transferable (except as set forth in Section 8.3), non-sublicensable (except as set forth in Section 2.6), perpetual, irrevocable (except as provided in Section 7.1), worldwide, fully paid, royalty-free license under the SpinCo Licensed Other IP to use, reproduce, distribute, disclose, make, modify, improve, display and perform, create derivative works of, or otherwise exploit any Parent Technology in any field.

Section 2.5 Rights of Subsidiaries.

(a) All rights and licenses granted in Section 2.1, Section 2.2, Section 2.3 and Section 2.4 are granted to SpinCo and Parent as a Licensee, respectively, and to any entity that is a Subsidiary of the Licensee, but only for so long as such entity is a Subsidiary of the Licensee, and, except as set forth in Section 2.5(b), will terminate with respect to such entity when it ceases to be a Subsidiary of the Licensee.

(b) Notwithstanding the foregoing, if such entity ceases to be a Subsidiary of a Licensee, including by way of a divestiture, spin-off, split-off or similar transaction, the licenses granted in Section 2.1, Section 2.2, Section 2.3 and Section 2.4, as applicable, shall continue to apply to such Subsidiary but only with respect to the line of business that it is engaged in at the effective time of such cessation as a Subsidiary of a Licensee; provided that such entity or its successor provides the applicable Licensors hereunder with written notice of its change in status as a Subsidiary of a Licensee and agrees in writing to be bound by the terms of this Agreement, including any license limitations. In the event that such Subsidiary is acquired by a third party, the licenses granted herein will not extend to any products, business or operations of such third party that exist prior to the date of the consummation of such transaction.

Section 2.6 Sublicensing. Parent Licensees and SpinCo Licensees may sublicense the licenses and rights granted to them in Section 2.3 and Section 2.4, respectively, to a third party solely in connection with the operation of such Licensee’s business in the ordinary course, including in connection with the exploitation or licensing of its respective Technology, products and services; provided that (i) each Licensee shall, and shall cause its sublicensees to, comply with Section 5.2; (ii) each Licensee shall not disclose such Trade Secrets or confidential information of the other Party to a third-party sublicensee, except pursuant to a written confidentiality agreement substantially similar to agreements under which such Party would disclose its own Trade Secrets or confidential information of at least comparable importance and value; and (iii) each Licensee shall be responsible and liable hereunder for any act or omission of a sublicensee as if such act or omission were taken by Licensee directly.

Section 2.7 No Other Rights; Retained Ownership.

(a) Each Party acknowledges and agrees that its rights and licenses to the other Party’s Intellectual Property Rights are solely as set forth in, and as may be limited by, this Agreement, the Separation Agreement and the other Ancillary Agreements. No Licensee shall exercise the respective Intellectual Property Rights licensed to such Licensee in Section 2.1, Section 2.2, Section 2.3 and Section 2.4, respectively, outside the relevant licensed field. The Parent Licensors and the SpinCo Licensors retain sole ownership of the Intellectual Property Rights licensed by them in Section 2.1, Section 2.2, Section 2.3 and Section 2.4, respectively.

(b) Notwithstanding anything to the contrary set forth in this Agreement, this Agreement grants to the Parent Licensees no right or license to any Intellectual Property Rights that the SpinCo Licensors may own now or in the future, whether by implication, estoppel or otherwise. The SpinCo Licensors retain sole ownership of the Business Intellectual Property licensed by the SpinCo Licensors under this Agreement.

(c) Notwithstanding anything to the contrary set forth in this Agreement, this Agreement grants to the SpinCo Licensees no right or license to any Intellectual Property Rights that the Parent Licensors may own now or in the future, whether by implication, estoppel or otherwise. The Parent Licensors retain sole ownership of the Intellectual Property Rights licensed by the Parent Licensors under this Agreement.

Section 2.8 Reservation of Rights. All rights not expressly granted by a Party hereunder are reserved by such Party. The rights and licenses granted in this Article II are subject to, and limited by, any and all licenses, rights, limitations and restrictions with respect to Intellectual Property Rights previously granted to or otherwise obtained by any third party that are in effect as of the Separation Date. None of the licenses or rights granted to the SpinCo Licensees hereunder shall extend to any product, service, activity or conduct of SpinCo or its Affiliates, engaged in or exploited, as the case may be, prior to the date hereof.

ARTICLE III

TRANSITIONAL TRADEMARK LICENSES

Section 3.1 License to Parent Licensees.

(a) Subject to the terms and conditions of this Agreement, the SpinCo Licensors agree to grant, and hereby grant, to the Parent Licensees a non-exclusive, non-transferable (except as set forth in Section 8.3), non-sublicensable (except as set forth in Section 3.3), fully paid, royalty-free license to use the BHC Licensed Marks in connection with the Parent Business for the three (3)-year period following the Distribution Date (the “Licensed Mark Term”); provided that, as long as Parent Licensees use reasonable best efforts to minimize and eliminate use of the BHC Licensed Marks, the Parent Licensees shall have the right to extend the Licensed Mark Term for one (1) additional year upon written notice to SpinCo Licensees solely to the extent necessary for Purchaser Licensees to cease and discontinue use of the BHC Licensed Marks.

(b) Without limiting the generality of the foregoing, the Parent Licensees will use the BHC Licensed Marks hereunder only in such form and appearance as are described on Exhibit A and only in compliance with Section 3.4. Notwithstanding anything to the contrary herein, the Parent Licensees and their Affiliates shall be permitted to use, and SpinCo agrees to permit the use of, the BHC Licensed Marks or any other Mark in a manner that constitutes nominative fair use, including for the purposes of referring to the Transactions contemplated by this Agreement and the Separation Agreement or for describing the corporate history of Parent Licensees or their Affiliates; provided that such use does not give rise to a likelihood of confusion as to the source or origin of any goods or services or imply any endorsement by, or ongoing association with, SpinCo or any of its Subsidiaries.

Section 3.2 Rights of Subsidiaries. All rights and licenses granted in Section 3.1 are granted to Parent and to any entity that is a Subsidiary of Parent, but only for so long as such entity is a Subsidiary of Parent, and will terminate with respect to such entity when it ceases to be a Subsidiary of Parent.

Section 3.3 No Sublicensing. The licenses granted in Section 3.1 are personal to the Parent Licensees, and, except as set forth herein the Parent Licensees shall not assign, transfer, sublicense or in any manner purport to convey all or any part of its rights or obligations in Section 3.1 without the prior written consent of the SpinCo Licensors, which consent may not be unreasonably withheld by SpinCo Licensors. Any purported assignment, sublicense or other transfer of the Parent Licensees’ rights or obligations in violation of this Section 3.3 shall be deemed a material breach of this Agreement and is void.

Section 3.4 Quality Control.

(a) To comply with SpinCo Licensors’ quality control standards, Parent Licensees shall: (i) adhere to reasonable levels of quality for the services identified by the BHC Licensed Marks that are at least as high as those standards maintained by Parent Licensees prior to the Separation Date and such other specific reasonable updates to the global standards for the level of quality for the services that are communicated from time to time by SpinCo Licensors to Parent Licensees; (ii) comply with all applicable Laws and regulations in any country or other governmental jurisdiction; and (iii) use the BHC Licensed Marks in accordance with sound trademark and trade name usage principles and adhere to the global usage and display guidelines that are applicable to the Parent Business as of the Separation Date, that will be provided attached as Exhibit A and that may be amended from time to time thereafter. Parent Licensees shall appropriately use TM, ® or any other proprietary rights designation provided by SpinCo Licensors in connection with each use or display of the BHC Licensed Marks.

(b) Parent Licensees shall not use the BHC Licensed Marks in any manner that would reflect adversely on the reputation for quality symbolized by the BHC Licensed Marks. Parent Licensees shall not engage in any conduct that would, or would be reasonably likely to, place the BHC Licensed Marks, other Bausch Marks or SpinCo Licensors in a negative light or context. Parent Licensees shall not use the BHC Licensed Marks in a manner that would, or would be reasonably likely to, devalue, injure, demean, or dilute the reputation of the BHC Licensed Marks, other Bausch Marks, or SpinCo Licensors. Parent Licensees shall not use the BHC Licensed Marks in any manner which would be reasonably likely to tarnish, disparage or reflect adversely on SpinCo Licensors, the BHC Licensed Marks or any other Bausch Marks.

(c) Parent Licensees shall not make any material changes to the BHC Licensed Marks without the prior written consent of SpinCo Licensors, which consent may be withheld in SpinCo Licensors’ sole discretion.

(d) Parent Licensees shall not use the BHC Licensed Marks in any manner that is reasonably likely to cause consumer confusion that any Parent Licensee is affiliated or associated with SpinCo Licensors in any way other than as a licensee; and Parent Licensees shall take commercially reasonable precautions necessary to avoid or prevent such confusion as to affiliation or association occurring.

(e) To confirm that Parent Licensees’ use of the BHC Licensed Marks complies with this Section 3.4, Parent Licensees shall, upon reasonable request by SpinCo Licensors, submit to SpinCo Licensors representative samples of publicly disseminated materials bearing any of the BHC Licensed Marks which are in the possession or control of Parent Licensees and, in the event that SpinCo Licensors find that use of the BHC Licensed Marks in such samples in any manner other than as expressly permitted herein, Parent Licensees shall, upon notice from SpinCo Licensors, immediately take steps necessary to correct the identified deviations or misuse of the respective items; provided, however, that if SpinCo Licensors reasonably determine that the defect poses a threat to public health or safety, or to the validity or value of any of the Bausch Marks or to the goodwill associated therewith, Parent Licensees shall, upon notice from SpinCo Licensors, immediately cease and direct others to cease all use of the non-conforming materials and all use of the BHC Licensed Marks in connection therewith.

Section 3.5 Goodwill. Any and all goodwill associated or that arises from Parent Licensees’ use of the BHC Licensed Marks shall inure to the sole and exclusive benefit of SpinCo Licensors. If, at any time, by operation of law or otherwise, Parent Licensees acquire any interest in any of the BHC Licensed Marks, Parent Licensees hereby assign, and agree to assign, such interest (along with associated goodwill) to SpinCo Licensors.

ARTICLE IV

TRANSITIONAL DOMAIN NAME USE

Section 4.1 Domain Name Transition and Domain Name Redirect.

(a) As between Parent and SpinCo, Parent shall continue to own exclusively all right, title, and interest in and to the BHC Domains until the expiration of the applicable Domain Name Transition Period.

(b) As soon as reasonably practicable after the expiration of the applicable Domain Name Transition Period, (i) Parent shall transfer ownership and control of the BHC Domains to SpinCo, and (ii) Parent and SpinCo shall mutually agree to any additional arrangements that may be reasonably required to transition Parent away from use of the BHC Domains (for example, creating a website landing page offering to direct customers to each Party’s respective websites).

ARTICLE V

ADDITIONAL TERMS

Section 5.1 Bankruptcy Rights. All rights and licenses granted to a Party as Licensee hereunder, are, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of intellectual property within the scope of Section 101 of the Bankruptcy Code. The Licensors acknowledge that the Licensees, as licensees of Intellectual Property Rights and licenses hereunder, will retain and may fully exercise all of their rights and elections under the Bankruptcy Code. Each Party irrevocably waives all arguments and defenses arising under 11 U.S.C. § 365(c)(1) or successor provisions to the effect that applicable Law excuses such Party from accepting performance from or rendering performance to an entity other than the debtor or debtor-in-possession as a basis for opposing assumption of this Agreement in a case under Chapter 11 of the Bankruptcy Code to the extent that such consent is required under 11 U.S.C. § 365(c)(1) or any successor provisions.

Section 5.2 Confidentiality. Notwithstanding the transfer or disclosure of any Technology or grant or retention of any license to a Trade Secret or other proprietary right in confidential information to or by a Party hereunder, each Party agrees on behalf of itself and its Subsidiaries that (a) it (and each of its Subsidiaries) shall treat the Trade Secrets and confidential information of the other Party with at least the same degree of care as they treat their own similar Trade Secrets and confidential information, but in no event with less than reasonable care, and (b) neither Party (nor any of its Subsidiaries) may use or disclose the Trade Secrets or confidential information, as applicable, licensed or disclosed to it by the other Party under this Agreement, except in accordance with its respective license granted in Article II. Nothing herein will limit either Party’s ability to enforce its rights against any third party that misappropriates or attempts to misappropriate any Trade Secret or confidential information from it, regardless of whether it is an owner or licensee of such Trade Secret or confidential information.

ARTICLE VI

NO REPRESENTATIONS OR WARRANTIES

Section 6.1 NO REPRESENTATIONS OR WARRANTIES. ALL LICENSES AND RIGHTS GRANTED HEREUNDER ARE GRANTED ON AN AS-IS BASIS WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND. NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, CUSTOM, TRADE, NON-INFRINGEMENT, NON-VIOLATION OR NON-MISAPPROPRIATION OF THIRD-PARTY INTELLECTUAL PROPERTY, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY. ALL SUCH REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED. NOTWITHSTANDING THE FOREGOING, OR ANYTHING IN SECTION 6.2 BELOW, NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO LIMIT OR EXPAND ANY OF THE RIGHTS OR REMEDIES OF ANY PARTY UNDER THE SEPARATION AGREEMENT.

Section 6.2 General Disclaimer. Nothing contained in this Agreement shall be construed as:

(a) a warranty or representation by either Party as to the validity, enforceability or scope of any Intellectual Property Rights;

(b) except as expressly set forth herein, an agreement by either Party to maintain any Intellectual Property Rights in force;

(c) except as expressly set forth herein, an agreement by either Party to bring or prosecute actions or suits against any third party for infringement of Intellectual Property Rights or any other right, or conferring upon either Party any right to bring or prosecute actions or suits against any third party for infringement of Intellectual Property Rights or any other right;

(d) conferring upon either Party any right to use in advertising, publicity or otherwise any trademark, trade name or names, or any contraction, abbreviation or simulations thereof, of the other Party, other than as permitted hereunder;

(e) conferring upon either Party by implication, estoppel or otherwise, any license or other right, except the licenses and rights expressly granted hereunder; or

(f) an obligation to provide any technical information, know-how, consultation, technical services or other assistance or deliverables to the other Party.

Section 6.3 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, EXEMPLARY, OR SIMILAR DAMAGES, DIMINUTION IN VALUE OR DAMAGES CALCULATED BASED ON MULTIPLES OF REVENUE, EARNINGS OR OTHER METRICS (INCLUDING LOST PROFITS OR LOST REVENUES) IN CONNECTION WITH THIS AGREEMENT (UNLESS SUCH DAMAGES ARE ACTUALLY AWARDED AND PAID TO A THIRD PARTY BY A COURT OF COMPETENT JURISDICTION), WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, AND EACH PARTY HEREBY WAIVES ON BEHALF OF ITSELF, ITS AFFILIATES AND ITS REPRESENTATIVES ANY CLAIM FOR SUCH DAMAGES.

ARTICLE VII

TERM

Section 7.1 Term and Termination.

(a) Except as expressly set forth herein, the term of this Agreement shall commence at the Separation Time and shall continue until the expiration of the last-to-expire of the Intellectual Property Rights licensed under this Agreement, if ever; provided that the term of the Patent license granted pursuant to Section 2.1 and Section 2.2 shall end upon the expiration of the last Patent licensed thereunder.

(b) Upon written notice to Parent Licensee by SpinCo Licensor, SpinCo Licensor may terminate partially or in their entirety (subject to the limitations set forth below) the licenses granted to Parent Licensees under Section 3.1 only, if Parent Licensee is in material breach of Section 3.4 or any other provision of this Agreement and such breach continues uncured for a period of thirty (30) days after the Parent Licensee’s receipt of notice from SpinCo Licensor of such breach (or, if such breach is not reasonably curable in such thirty (30)-day period, if Parent Licensee is not using commercially reasonable efforts to cure or remedy such breach thereafter); provided, however, that the applicable license may only be terminated with respect to the portion of the license that was the subject of such material breach.

(c) Upon any expiration or termination of this Agreement with respect to a license granted to Licensee hereunder, Licensee shall cease and completely discontinue use of the Intellectual Property Rights licensed under such terminated license and such license granted to Licensee herein shall immediately terminate.

(d) Termination of the licenses granted by a Party or its Subsidiaries as a Licensor shall not in any way affect or limit the licenses granted to such Party or its Subsidiaries as a Licensee.

Section 7.2 Post-Term Matters. Upon the expiration or termination of the licenses granted in Section 3.1 (partially or in their entirety) for any reason, all rights granted to Parent Licensees shall revert to SpinCo Licensors and Parent Licensees shall, immediately upon expiration and as soon as possible but no later than within thirty (30) days of termination cease all use of the BHC Licensed Marks and take commercially reasonable steps to destroy all remaining materials bearing the BHC Licensed Marks in Parent Licensees’ possession or control, and shall certify that it has taken such steps to SpinCo Licensors in writing within thirty (30) days of the obligation to take such steps; provided, however, that Parent Licensees may continue to sell-off remaining inventory or other products and components thereof bearing the BHC Licensed Marks in existence prior to such expiration or termination.

Section 7.3 Survival. The terms and conditions of the following provisions will survive termination of this Agreement: Article I, Article VI, Section 7.2, this Section 7.3 and Article VIII. The termination of this Agreement will not relieve either Party of any Liability under this Agreement that accrued prior to such termination.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Licensee Indemnity. Parent Licensees shall indemnify, hold harmless, compensate and reimburse (and if requested by SpinCo Licensors, defend) the SpinCo Licensors and any of its officers, directors, managers and Affiliates from and against any and all losses, costs, liabilities, damages or expenses (including reasonable attorneys’ fees and litigation costs) arising from any claim, demand, action, suit or other proceeding brought by an unaffiliated third party and arising out of or relating to Parent Licensees’ use of any of the BHC Licensed Marks, except any liability or expense in respect of any infringement of third-party rights as a result of Parent Licensee’s use of the BHC Licensed Marks in accordance with the terms and conditions of this Agreement. Parent Licensees shall not settle any dispute involving the BHC Licensed Marks without the prior written consent of SpinCo Licensors.

Section 8.2 No Obligation. Nothing set forth herein shall restrict either Party from transferring, assigning or licensing any Intellectual Property Rights owned by it and licensed to the other Party hereunder; provided that any transfer or assignment of any Intellectual Property Rights licensed to a Party hereunder shall be subject to the licenses granted in this Agreement.

Section 8.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns; provided that neither this Agreement nor any of the rights and benefits of a Licensee Party hereunder may be assigned to or assumed by a third party (whether by operation of Law or otherwise, including in connection with, or as a result of, a Change of Control) without the express prior written consent of the other Party. Notwithstanding the foregoing, subject to, and except as provided in Section 8.1(c) and Section 8.4, no such consent shall be required for the assignment or assumption of a Party’s rights, licenses or obligations under Article II, Section 4.1 and Section 5.2 of this Agreement in whole or in relevant part, in connection with, or as a result of a Change of Control of a Party (such Party, the “Acquired Party”) or the sale or other disposition of the business or assets of a Party or its Affiliates to which this Agreement relates (such business or assets, the “Acquired Business”); provided that the resulting, surviving or transferee Person or acquirer of the Acquired Business (the “Acquiring Party”) (a) assumes all of the applicable obligations of the Acquired Party by operation of Law or by express assignment, as the case may be, and (b) delivers to the other Party, prior to or concurrently with the consummation of any transaction resulting in a Change of Control, an express acknowledgement regarding the limitations on the licenses granted hereunder to the Acquired Party as a result of such Change of Control or sale or disposition. For the avoidance of doubt, upon and subject to the implementation of the applicable step in the Plan of Arrangement, each of Amalco and the Resulting Entity shall be regarded as successors and permitted assigns of SpinCo for purposes of this Agreement, the Separation Agreement and any other Ancillary Agreements and it is the express intention of each of the Parties that all terms referring or relating to SpinCo shall be construed to refer or relate to the Resulting Entity.

Section 8.4 Limitations on Change of Control. In the event of a Change of Control:

(a) where Parent is the Acquired Party, the licenses to the Parent Licensees set forth in Section 2.2, Section 2.4 and Section 3.1 will be transferrable to, or assumable by, the Acquiring Party in whole or in part in accordance with Section 8.3, but shall become limited and shall not extend to any product or service or business of the Acquiring Party or its Affiliates that are sold, distributed, provided or otherwise commercialized at any time, if such product, service or business was commercialized or conducted prior to the date of the consummation of such Change of Control of Parent;

(b) where SpinCo is the Acquired Party, the license to the SpinCo Licensees set forth in Section 2.1 and Section 2.3 will be transferrable to, or assumable by, the Acquiring Party in whole or in part in accordance with Section 8.3, but shall become limited and shall not extend to any product or service or business of the Acquiring Party or its Affiliates that are sold, distributed, provided or otherwise commercialized at any time, if such product, service or business was commercialized or conducted prior to the date of the consummation of such Change of Control of SpinCo.

Section 8.5 Specific Performance. The Parties hereto agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the Parties hereto do not perform any provision of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled in Law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Party has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such order or injunction.

Section 8.6 Expenses. Except as otherwise expressly set forth in this Agreement, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses.

Section 8.7 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile or electronic transmission with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.7):

(a)	If to Parent:

Bausch Health Companies Inc.

2150 St. Elzéar Blvd. West

Laval, Québec, Canada H7L 4A8

Attention: General Counsel

E-mail: [*****]

and

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Igor Kirman

                  Mark F. Veblen

Facsimile: [*****]

Email:       [*****]

(b)	If to SpinCo:

Bausch + Lomb Corporation

400 Somerset Corporate Blvd

Bridgewater, NJ 08807, USA

Attention: General Counsel

E-mail: [*****]

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Igor Kirman

                  Mark F. Veblen

Facsimile: [*****]

Email:       [*****]

A Party may, by notice to the other Party, change the address to which such notices are to be given.

Section 8.8 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

Section 8.9 Entire Agreement. This Agreement, the Separation Agreement and any other Ancillary Agreements, and the Exhibits, Schedules and appendices hereto and thereto, contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties other than those set forth or referred to herein or therein. This Agreement, the Separation Agreement and any other Ancillary Agreements together govern the arrangements in connection with the Separation, the IPO, the Arrangement and the Distribution and would not have been entered independently.

Section 8.10 No Third-Party Beneficiaries. Except as provided in Section 8.1, this Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person, including any union or any employee or former employee of Parent or SpinCo, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

Section 8.11 Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(a) This Agreement (and any claims or disputes arising out of or related hereto or thereto or to the transactions contemplated hereby and thereby or to the inducement of any Party to enter herein and therein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware irrespective of the choice of laws principles of the State of Delaware including all matters of validity, construction, effect, enforceability, performance and remedies. The Parties expressly waive any right they may have, now or in the future, to demand or seek the application of a governing Law other than the Law of the State of Delaware. In addition, each of the Parties hereto irrevocably (i) submits to the personal jurisdiction of the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such dispute, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such dispute, any Delaware State court sitting in New Castle County (and in each case, appellate courts therefrom), in the event any dispute (whether in contract, tort or otherwise) arises out of this Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,

(iii) waives any objection to the laying of venue of any Action relating to this Agreement or the transactions contemplated hereby in such court, (iv) waives and agrees not to plead or claim in any such court that any Action relating to this Agreement or the transactions contemplated hereby brought in any such court has been brought in an inconvenient forum, and (v) agrees that it will not bring any Action relating to this Agreement or the transactions contemplated hereby in any court other than the Delaware Court of Chancery in and for New Castle County, or in the event (but only in the event) that such Delaware Court of Chancery does not have subject matter jurisdiction over such Action, the United States District Court for the District of Delaware, or in the event (but only in the event) that such United States District Court also does not have jurisdiction over such Action, any Delaware State court sitting in New Castle County (and, in each case, appellate courts therefrom). Each Party agrees that service of process upon such Party in any such Action shall be effective if notice is given in accordance with Section 8.7.

(b) EACH PARTY TO THIS AGREEMENT WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST THE OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE OTHER ANCILLARY AGREEMENTS, THE SEPARATION AGREEMENT, THE CONFIDENTIALITY AGREEMENT OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH OR THE ADMINISTRATION HEREOF OR THEREOF OR THE SALE OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, THE OTHER ANCILLARY AGREEMENTS, THE SEPARATION AGREEMENT, THE CONFIDENTIALITY AGREEMENT OR RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION 8.11(b). NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 8.11(b) WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Section 8.12 Amendment and Waivers. No provisions of this Agreement, including any Schedules to this Agreement, shall be deemed waived, amended, supplemented or modified by a Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification. The waiver by either Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 8.13 Rules of Construction. In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules, Exhibits and Appendices hereto) and not to any particular provision of this Agreement; (c) Article, Section, Schedule, Exhibit and Appendix references are to the Articles, Sections, Schedules, Exhibits and Appendices to this Agreement unless otherwise specified; (d) unless otherwise stated, all references to any agreement (including this Agreement) shall be deemed to include the exhibits, schedules and annexes (including all Schedules, Exhibits and Appendixes) to such agreement; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” need not be exclusive; (g) unless otherwise specified in a particular case, the word “days” refers to calendar days; (h) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; (i) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement” and words of similar import shall all be references to March 30, 2022; and (j) the word “extent” and the phrase “to the extent” shall mean the degree (if any) to which a subject or other thing extends, and such word or phrase shall not merely mean “if”.

Section 8.14 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

Section 8.15 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 8.16 Ancillary Agreements. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Separation Agreement, the terms of this Agreement shall control with respect to the subject matter addressed by this Agreement to the extent of such conflict or inconsistency. In the event of any conflict or inconsistency between the terms of this Agreement or the Separation Agreement or any other Specified Ancillary Agreement, on the one hand, and any Transfer Document, on the other hand, including with respect to the allocation of Assets and Liabilities as among the Parties or the members of their respective Groups, this Agreement, the Separation Agreement or such Specified Ancillary Agreement shall control.

Section 8.17 Relationship of the Parties. Nothing contained herein shall be deemed to create a partnership, joint venture or similar relationship between the Parties. Neither Party is the agent, employee, joint venturer, partner, franchisee or representative of the other Party. Each Party specifically acknowledges that it does not have the authority to, and shall not, incur any obligations or responsibilities on behalf of the other Party. Notwithstanding anything to the contrary in this Agreement, each Party (and its officers, directors, agents, employees and members) shall not hold themselves out as employees, agents, representatives or franchisees of the other Party or enter into any agreements on such Party’s behalf.

[Remainder of page left blank intentionally; signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Intellectual Property Matters Agreement to be executed by their duly authorized representatives as of the date first written above.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Thomas J. Appio
Name: Thomas J. Appio
Title: Chief Executive Officer, Pharma Business

BAUSCH + LOMB CORPORATION

By:	/s/ Joseph C. Papa
Name: Joseph C. Papa
Title: Chief Executive Officer

[Signature Page to Intellectual Property Matters Agreement]